EXHIBIT 99.1

                          GRANT PARK FUTURES FUND, LP
                              MONTHLY FLASH REPORT
                            APRIL 30, 2004 ESTIMATE

                                                                          [LOGO]
                                                     DEARBORN CAPITAL MANAGEMENT


MONTHLY COMMENTARY: April was a difficult trading month for the Portfolio as major trends reversed on positive U.S. employment news. Heavy losses were incurred in global long and short-term interest rate futures as the likelihood for an interest rate hike in the U.S. drew closer. Additional losses were incurred in stock indices, as prices declined amidst the possibility of higher interest rates in the U.S. Losses were incurred in the Hang Seng, the Dax, the Australian All Ordinaries as well as the NASDAQ and the S&P500 index. Further losses stemmed from long positions in silver, which declined sharply amid speculation that higher U.S. interest rates, coupled with a rising U.S. dollar would hamper future demand, particularly in China. Efforts by China's central bank to restrict its rate of economic growth resulted in lower prices across the commodity sector including precious metals, base and industrial metals, and grains. Longstanding long positions in these markets suffered as a result. Profits were generated in the energy sector, particularly in unleaded gas which rallied on news of an unexpected decrease in U.S. inventories. As a result of the losses noted above, by month's end many of the Fund's positions were greatly reduced or reversed.

               APRIL 30, 2004 STATISTICS (estimated as of May 1)

Grant Park Futures Fund B UNITS Monthly Return April 2004             (11.62%)
Grant Park Futures Fund B UNITS Year-to-Date Return April 2004        (6.31%)
Grant Park Futures Fund B UNITS Net Asset Value April 2004           $1,008.653
Grant Park Futures Fund A UNITS Monthly Return April 2004             (11.55%)
Grant Park Futures Fund A UNITS Year-to-Date Return April 2004        (6.05%)
Grant Park Futures Fund A UNITS Net Asset Value Return April 2004    $1,121.803

                 STATISTICS SINCE INCEPTION - Class A Units **
      Since Inception (January 1, 1989) through April 30, 2004 (estimated)

Total Fund Assets (A and B):   $176.3M   3 Yr. Comp. Ann. ROR:          10.07%   Worst Drawdown Last 5 Years (4/99-7/00):   -19.13%
12 Month Return:               9.37%     5 Yr. Comp. Ann. ROR:           6.53%   Average 1-Month Gain:                      7.76%
36 Month Cumulative Return:    33.36%    10 Yr. Comp. Ann. ROR:         12.11%   Average 1-Month Loss:                      -5.45%
60 Month Cumulative Return:    37.20%    Average 12-Month Return:       25.72%   # of Winning Months                        102
Compounded Annual ROR:         19.04%    Worst Drawdown (6/89-10/89):  -38.87%   # of Losing Months:                        82

** Most new investors will invest in Class B Units, which carry an additional 0.90% in fees and expenses.

                     MARKETS TRADED AS OF DECEMBER 31, 2003

[GRAPHIC OMITTED]

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A
            HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
            MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                              (312) 756-4450 o (800) 217-7955 o FAX (312) 756-4452
Dearborn Capital Management, LLC                                               Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300, Chicago, IL 60661                              website: www.dearborncapital.com
                                                                                 e-mail: funds@dearborncapital.com

                          GRANT PARK FUTURES FUND, LP
                              Monthly Flash Report
                            April 30, 2004 Estimate

                            HISTORICAL PERFORMANCE**

                                                                                                                 A Unit   B Unit(1)
       Jan      Feb      Mar      Apr      May      Jun      Jul       Aug      Sep      Oct      Nov      Dec     YTD       YTD
     ------------------------------------------------------------------------------------------------------------------------------
1989  0.97%   (3.29%)  17.34%   (9.51%)   26.07%  (3.31%)   0.70%    (21.72%) (1.68%)  (18.43%)   5.37%   29.00%   8.61%    7.73%
1990  5.20%    6.32%   22.20%    31.10%  (15.80%) 14.00%    16.03%    22.83%   14.76%    5.49%    2.83%  (2.65%)  197.04%  194.60%
1991 (12.36%) (13.31%)  1.75%   (6.52%)  (1.90%)   3.93%   (10.99%)  (1.85%)   6.76%     0.12%   (0.21%)  35.80%  (6.77%)  (7.52%)
1992 (15.23%) (5.32%)  (2.32%)  (4.13%)  (2.34%)   8.33%    16.34%    7.34%   (11.40%)  (0.72%)   2.41%  (5.55%) (15.50%)  (16.18%)
1993  2.38%    18.13%   1.57%    15.69%   2.30%   (2.34%)   20.56%    0.16%   (3.99%)   (5.39%)   4.57%   13.15%  84.25%    82.76%
1994 (13.74%) (9.39%)  23.25%    2.31%    14.29%  14.25%   (5.96%)   (6.26%)   2.76%    (7.54%)   15.50% (0.17%)  24.30%    23.30%
1995 (10.69%)  16.37%  20.67%    10.88%   14.93%  (1.82%)  (14.36%)  (11.29%) (10.54%)  (5.40%)   2.77%   18.69%  23.04%    22.04%
1996 (1.09%)  (13.59%) (1.34%)   4.97%   (4.35%)   2.32%   (1.48%)   (2.53%)   3.81%    14.82%    7.80%  (6.99%)  (0.59%)  (1.39%)
1997  6.82%    7.61%    1.06%   (8.45%)  (0.91%)   0.34%    15.73%   (8.17%)   2.92%    (5.18%)   0.81%   6.10%   17.31%    16.37%
1998  1.96%    2.62%   (1.08%)  (7.46%)   3.13%   (0.37%)  (0.30%)    24.62%   6.23%    (4.64%)  (3.21%)  2.09%   22.40%    21.41%
1999 (2.02%)   7.95%   (5.18%)   2.92%   (5.51%)   0.22%   (2.68%)   (1.16%)   1.54%    (8.65%)   2.10%   3.05%   (8.24%)  (8.97%)
2000 (1.12%)   0.69%   (1.70%)  (3.84%)   1.80%   (3.51%)  (1.60%)    4.36%   (2.30%)    0.80%    8.91%   9.00%   10.97%    10.08%
2001  1.86%    0.53%    6.63%   (4.51%)  (0.47%)  (2.66%)   0.12%     2.88%    3.69%     5.30%   (7.80%)  2.14%    7.00%    6.14%
2002 (0.87%)  (5.95%)   2.26%   (3.07%)   5.17%   10.07%    6.63%     1.57%    2.87%    (6.04%)  (2.53%)  5.58%   15.25%    14.32%
2003  2.72%    5.77%   (7.47%)   2.57%    9.68%   (1.26%)  (0.49%)   0.12%**   0.06%     2.45%   (0.98%)  5.93%   20.03%   19.06%(1)
2004  0.31%    7.25%   (1.47%) (11.62%)*                                                                         (6.05%)*  (6.31%)*
     ------------------------------------------------------------------------------------------------------------------------------
                                                                                                       *Estimated as of May 1, 2004

(1) FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA B UNIT DATA IS REFLECTED IN YTD CALCULATIONS. ACTUAL B UNIT PERFORMANCE REFLECTED FROM 8/1/03.

** Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors will invest in Class B Units, which carry an additional 0.90% in fees and expenses over A Units.

INVESTMENT HIGHLIGHTS:

Minimum Investment: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

General Partner: Dearborn Capital Management, LLC

Portfolio Managers: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company and Graham Capital Management.

Redemptions: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

Suitability: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o Performance can be volatile and you could lose all or substantially all of your investment in Grant Park Futures Fund.

o No secondary market exists for the Fund. Additionally, redemptions are limited and may result in early redemption fees.

o Trading in commodity interests is a zero-sum economic activity in which, for every gain, there is an offsetting loss. Grant Park therefore bears the risk that, on every trade, it will incur the loss.

o        Commodity futures trading may be illiquid.

o An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.

o Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.

o The Fund invests in foreign securities, which are subject to special risks such as currency fluctuations, different financial and regulatory standards, and political instability.

o Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.

o        You will have no right to participate in the management of Grant Park.

o The structure and operation of Grant Park involve several conflicts of interest.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A
            HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
          THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
            MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                              (312) 756-4450 o (800) 217-7955 o FAX (312) 756-4452
Dearborn Capital Management, LLC                                               Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300, Chicago, IL 60661                              website: www.dearborncapital.com
                                                                                 e-mail: funds@dearborncapital.com